SUPPLEMENT TO INSTITUTIONAL SERVICE SHARES
                                  PROSPECTUS OF
                         EVERGREEN DOMESTIC GROWTH FUNDS



I.       Evergreen Stock Selector Fund

         The prospectus offering Institutional Service shares for the Fund is revised to reflect the following changes: the `Goal' under "FUND FACTS" is revised to state "Maximum Capital Growth" and the "Investment Goal" is revised to state, "The Fund seeks maximum capital growth."




December 18, 2000                                           556807    12/00